2

                                    SCHEDULE
                                     to the
                                     ISDA(R)
              International Swaps and Derivatives Association, Inc.
                                MASTER AGREEMENT
           dated as of {earlier of trade date or date of first trade}


between BEAR STEARNS BANK PLC, a bank organized under the laws of the Republic of Ireland ("Party A"), and PENN-AMERICA GROUP INC., a corporation organized under the laws of Pennsylvania ("Party B").

                                     Part 1
                             Termination Provisions
                             ----------------------

(a)      "Specified  Entity"  means in  relation  to Party A for the purpose of:
         Section 5(a)(v), Affiliates of Party A Section 5(a)(vi), Not Applicable
         Section 5(a)(vii), Not Applicable Section 5(b)(iv), Not Applicable

         And in relation to Party B for the purpose of:
         Section 5(a)(v),  Affiliates of Party B
         Section 5(a)(vi), Not Applicable
         Section 5(a)(vii),         Not Applicable
         Section 5(b)(iv), Not Applicable

(b)      The  "Default  under  Specified   Transactions"  provision  of  Section
         5(a)(v), as modified in Part 5 below, will apply to Party A and to Party B.

         To the extent such provisions apply:

         "Specified Transaction" will have the meaning set forth in Part 5 below.

(c) The "Cross Default" provisions of Section 5(a)(vi) will apply to Party A and to Party B.

         To the extent such provisions apply:

         "Specified Indebtedness" will have the meaning specified in Section 14 of this Agreement unless otherwise defined herein.

         "Threshold Amount" means USD10,000,000, or the equivalent thereof, as reasonably determined by the other party, if the applicable Specified Indebtedness is stated in any currency other than USD.

(d) The "Credit Event Upon Merger" provision of Section 5(b)(iv) will apply to Party A and to Party B; provided that, if upon the occurrence of any event contemplated by Section 5(b)(iv) the resulting, surviving or transferee entity has both (i) a ratings classification set by A.M. Best equal to or above B++ , and (ii) if such entity has been given a ratings classification for its long-term, senior, unsecured and otherwise unsupported obligations set by either or both of Standard and Poor's Ratings Group, a division of the McGraw-Hill Companies, Inc., ("S&P") or Moody's Investors Service Inc. ("Moody's"), a rating classification (the lower of, if applicable,) which is equal to or above BBB- by S&P and Baa3 by Moody's, then for the purposes of
          Section 5(b)(iv) such entity shall not be deemed to be "materially weaker".

(e) The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A or to Party B.
(f) Payments on Early Termination. For the purpose of Section 6(e) of this Agreement the Second Method and Market Quotation will apply.

(g) "Termination Currency" means United States Dollars, unless the parties otherwise agree.

(h) Section 5(b)(v) Additional Termination Event will apply. Each of the following shall constitute an Additional Termination Event:

         (i) Ratings Downgrade. If, at any time, a Relevant Rating with respect to a party declines below the Termination Level or is withdrawn or if a party has no Relevant Rating, such party shall be the Affected Party, and the non-Affected Party shall, at its option, designate an Early Termination Date, and all Transactions hereunder will be Affected Transactions.

         (A) With respect to Party A, the ratings classification set by S&P and Moody's for any long-term, senior, unsecured and otherwise unsupported obligations of The Bear Stearns Companies Inc. ("BSC") shall each be a "Relevant Rating"; and

         (B) With respect to Party B, the rating set by A.M. Best with respect to Penn-America Insurance Company or Penn-Star Insurance Company shall be a Relevant Rating.

         (C) The Termination Level for Party A is, with respect to S&P and Moody's, respectively, BB+ and Ba1. The Termination Level for Party B is, with respect to A.M. Best, B++.

         (ii) Change in Ownership; Maintenance of Control. If, at any time, (I) Penn-Independent Corporation fails to own or control, directly or indirectly, 20 percent of the common stock or other equity interest of Party B and (II) another person or entity (the "New Controlling Entity") owns or controls, directly or indirectly, a percentage of the common stock or other equity interest of Party B that is greater than Penn-Independent Corporation, and (III) such New Controlling Entity does not have both (A) a ratings classification set by A.M. Best of B++ or higher and (B) if the New Controlling Entity has been given a ratings classification for its long-term, senior, unsecured and otherwise unsupported obligations set by either or both ofS&P and Moody's, a ratings classification (the lower of, if applicable,) which is equal to or above BBB- S&P and Baa3, respectively, then Party B will be the sole Affected Party and all Transactions hereunder will be Affected Transactions.

         (iii) Disposal of Material Subsidiary. If, at any time, Party B fails to own or control, directly or indirectly, 100 percent of the common stock or other equity interest of Penn-America Insurance Company or Penn-Star Insurance Company, Party B will be the sole Affected Party and all Transactions hereunder will be Affected Transactions.


                                     Part 2
                               Tax Representations
                               -------------------

(a) Payer Tax Representation. For the purpose of Section 3(e) of this Agreement, Party A and Party B each make the following representation:

         It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

(i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

(ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and

(iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of this Agreement by reason of material prejudice to its legal or commercial position.

(b) Payee Tax Representation. The following representations will apply to Party A and Party B:

         For the purpose of Section 3(f), Party A represents that (i) it is a "foreign financial institution" and a "non-US branch (or office) of a foreign person" in each case within the meaning, respectively, of Sections 1.165-12(c)(1)(iv) and 1.1441-4(a)(3)(ii) of the United States Treasury Regulations and (ii) it is a "foreign person" within the meaning of Section 1.6041-4(a)(4) of the United States Treasury Regulations.

         For the purpose of Section 3(f), Party B makes no representations.

                                     Part 3
                         Agreement to Deliver Documents
                         ------------------------------

For the purpose of Section 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:

(a) Tax forms, documents or certificates to be delivered by Party A are: Form W-8BEN, if applicable.

(b) Other documents to be delivered are:





 PARTY REQUIRED TO                                                           DATE BY WHICH TO BE       COVERED BY
      DELIVER                 FORM/DOCUMENT/CERTIFICATE                           DELIVERED           SECTION 3(d)
================== ======================================================     ======================== =================

     Party A       Certified   copies   of   all   documents   evidencing     Upon execution of this         Yes
       and         necessary   authorizations  and  approvals,   obtained     Agreement, any Credit
     Party B       pursuant to the relevant constitutive documents,  with     Support Document and
                   respect to the execution,  delivery and performance by     promptly at the
                   the  party and any  Credit  Support  Provider  of this     request of the other
                   Agreement,   any  Credit  Support   Document  and  any     party upon execution
                   Confirmation,  including, where applicable,  certified     of a Confirmation.
                   copies of the  resolutions  of its Board of  Directors
                   or its governing  body  authorizing  the execution and
                   delivery  of  this  Agreement,   the  relevant  Credit
                   Support Document or any Confirmation.

                                       21


 PARTY REQUIRED TO                                                           DATE BY WHICH TO BE       COVERED BY
      DELIVER                 FORM/DOCUMENT/CERTIFICATE                           DELIVERED           SECTION 3(d)
================== ======================================================     ======================== =================


     Party A       A certificate of an authorized  officer of the party
                   Upon execution of this Yes and and any  Credit  Support
                   Provider  as to the  incumbency Agreement, any Credit


     Party B       and  authority  of the  officers  of the party and any       Support Document and
                   Credit Support  Provider  signing this Agreement,  any       promptly at the
                   Credit Support Document or any Confirmation.                 request of the other
                                                                                party upon execution
                                                                                of a Confirmation.

     Party A       Guaranty of The Bear Stearns  Companies  Inc.  ("BSC")       As soon as                      No
                   in the form of Exhibit I attached hereto.                    practicable, but no
                                                                                later than upon
                                                                                execution of this
                                                                                Agreement.

     Party A With respect to Party A, a copy of the audited Promptly after request Yes and consolidated financial statements of BSC with respect by the other party.


     Party B       to its most recent  fiscal year,  and with respect to Party
                   B, the audited consolidated financial statements of Party B and of Party B's Credit Support Provider, if any, for the most recent fiscal year, in all cases prepared in accordance with generally accepted accounting principles in the country in which such party is organized.

     Party A With respect to Party A, a copy of the unaudited Promptly after request Yes and consolidated financial statements of BSC, and with by the other party.

     Party B       respect   to  Party   B,  a  copy  of  the   unaudited
                   consolidated  financial  statements of Party B and its
                   Credit Support  Provider (if any), in each case either
                   for each fiscal  quarter or for each six month period,
                   if not prepared on a quarterly  basis,  as applicable,
                   prepared  in  accordance   with   generally   accepted
                   accounting  principles  in the  country  in which such
                   party is organized.

     Party A A copy of each regular financial or business Promptly after request Yes and reporting document that is (i) distributed or made by the other party.

     Party B       generally  available by, with respect to Party A, BSC,
                   and with  respect  to Party B,  Party B and its Credit
                   Support   Provider   (if  any),   to  its   respective
                   shareholders  or  investors  or (ii)  filed  by,  with
                   respect to Party A, BSC,  and with respect to Party B,
                   Party B and its Credit  Support  Provider  (if any) in
                   accordance  with the  disclosure  requirements  of any
                   applicable  statute,   rule,  regulation  or  judicial
                   decree and made available for public inspection.

     Party B       An opinion of  counsel of Party B in  connection  with   Promptly upon                   No
                   this  Agreement  in  form  and  substance   reasonably   execution of this
                   satisfactory to Party A.                                 Agreement.

                                       22

                                     Part 4
                                  Miscellaneous
                                  --------------

(a) Addresses for Notices. For the purpose of Section 12(a) of this Agreement:

     Address for notices or communications to Party A:

              Address:          One Metrotech Center North, Brooklyn, New York
                                11201
              Attention:        Derivatives Operation - 7th Floor
              Facsimile:        (212) 272-1634

     With a copy to:

              Address:          Block 8, Harcourt Centre, Charlotte Way,
                                Dublin 2, Ireland
              Attention:        President
              Facsimile:        (3531) 402-6223

              Address:          383 Madison Avenue, New York, NY 10179
              Attention:        Derivatives Middle Office - 4th Floor
              Facsimile:        (212) 499-6886 and (212) 272-9857


     For purposes of Sections 5 and 6, a copy to:

              Address:          383 Madison Avenue, New York, NY 10179
              Attention:        Derivatives Documentation - 35th Floor
              Facsimile:        (212) 499-6886 and (212) 272-9857

     Addresses for notices or communications to Party B:

              Address:          420 South York Road, Hatboro, PA, 19040
              Attention:        Garland P. Pezzuolo, Secretary and
                                General Counsel
              Facsimile:        (215) 443-3603

(b) Process Agent. For the purpose of Section 13(c) of this Agreement:

         Party A appoints as its Process Agent - Not Applicable.

         Party B appoints as its Process Agent - Not Applicable

(c) Offices. The provisions of Section 10(a) will apply to this Agreement.

(d) Multibranch Party. For the purpose of Section 10(c) of this Agreement:

         Neither Party A or Party B is a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is Party A.

(f) Credit Support Document. Details of any Credit Support Document:

         The Guaranty of BSC shall be a Credit Support Document with respect to Party A.

         The Credit Support Annex dated as of even date herewith shall be a Credit Support Document in relation to Party A and Party B and is incorporated herein by reference.

(g) Credit Support Provider. "Credit Support Provider" means, in relation to Party A, BSC and, in relation to Party B, Not Applicable.

(h) Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine).

(i) Netting of Payments. Subparagraph (ii) of Section 2(c) of this Agreement will not apply to all Transactions from the date hereof, other than as specified in a Confirmation.

(j) "Affiliate" will have the meaning specified in Section 14 of this Agreement.


                                     Part 5
                                Other Provisions
                                ----------------

(a) Inconsistency. In the event of any inconsistency between the provisions contained in this Agreement and those contained in any of the definitions published by ISDA (the "ISDA Definitions"), the provisions contained in this Agreement will prevail. In the event of any inconsistency between the provisions contained in a Confirmation and those contained in ISDA Definitions or the Agreement, the provisions contained in such Confirmation shall prevail unless otherwise specified in a Confirmation or other writing signed by the parties.

(b)       Modifications to Termination Provisions.

          (i)       Default under Specified Transactions

                    (A) Section 5(a)(v) is hereby amended by (1) deleting the phrase "for at least three Local Business Days" in the seventh line thereof and replacing it with the phrase "for at least one Local Business Day".

                    (B) "Specified Transaction," as defined in Section 14 of this Agreement, is hereby amended (a) by inserting between "(b)" and the word "any" in the ninth line thereof the following clause: "all financial transactions and agreements entered into between Party A (or any Credit Support Provider of such party or any applicable Specified Entity of such Party) and Party B (or any Credit Support Provider of such party or any applicable Specified Entity of such party), including, without limitation, futures, stock lending agreements, repurchase agreements and reverse repurchase agreements, loans of any kind, purchases and sales of equity and debt securities of any kind, including mortgages, whether or not on margin,
                              (c)" and (b) by replacing the words "and (c)" in the ninth line thereof with "and (d)".

(c)               Procedures for Entering into Transaction; Recording.

         (i) For each Transaction which Party A and Party B enter into hereunder, Party A shall transmit to Party B a Confirmation.

         (ii) Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(d) Transfer. Section 7 of this Agreement is hereby amended by inserting the following at the end thereof:

                  "Notwithstanding the foregoing, Party A may transfer this Agreement and all of its interests or obligations in or under this Agreement to BSC or any of BSC's

                  Affiliates, provided that if such transfer is to an entity other than BSC, Party B is furnished with a Guaranty of BSC of such transferee's obligation in substantially the form of the Guaranty of BSC delivered in connection with this Agreement. Upon such assignment Party A shall be fully released from any and all obligations and liabilities related to the interests assigned."

(e) Additional Representations. Section 3 is hereby amended by adding the following subsections (g), (h), (i) and (j) at the end of such Section:

                  "(g) Non-Reliance. In connection with the negotiation of, the entering into, and the confirming of the execution of, this Agreement, any Credit Support Document, each Transaction and any other documentation relating to this Agreement to which it is a party or that it is required by this Agreement to deliver: (1) the other party hereto or thereto is not acting as a fiduciary or financial or investment advisor for it; (2) it is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the other party hereto or thereto other than the representations expressly set forth in this Agreement, in such Credit Support Document and in any Confirmation; (3) the other party hereto or thereto has not given to it (directly or indirectly through any other person) any assurance, guaranty or representation whatsoever as to the expected or projected success, profitability, return, performance, result, effect, consequence, or benefit (legal, regulatory, tax, financial, accounting or otherwise) of this Agreement, such Credit Support Document, such Transaction or such other documentation; (4) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging and trading decisions (including decisions regarding the suitability of any Transaction) based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party;
                  (5) it has determined that the rates, prices or amounts and other terms of each Transaction and the indicative quotations (if any) provided by the other party hereto or thereto reflect those in the relevant market for similar transactions, and all trading decisions have been the result of arm's length negotiations between the parties; (6) it is entering into this Agreement and each Transaction with a full understanding of all the terms, conditions and risks hereof and thereof (economic and otherwise) and it is capable of assuming and willing to assume (financially and otherwise) those risks; and
                  (7) it is a sophisticated institutional investor.

                  (h) Line of Business. It has entered into this Agreement (including each Transaction governed hereby) in conjunction with its line of business (including financial intermediation services) or the financing of its business.

                  (i) No Agency. It is entering into this Agreement, any Credit Support Document to which it is a party, each Transaction and any other documentation relating to this Agreement or any Transaction as principal (and not as agent or in any other capacity, fiduciary or otherwise) and it has individually negotiated each Transaction.

                  (j) Eligible Contract Participant. It constitutes an "eligible contract participant" as such term is defined in Section 1a(12) of the Commodity Exchange Act, as amended."

(f) Payments.

                  (i) If the parties are each required to make payments pursuant to Section 2(a) on the same day in respect of a Transaction but the payments are to be made in different currencies, the party that receives the payment due to it first shall hold an amount equal to the payment it received in trust (with the right to commingle that amount with its general funds) for the benefit of the other party until that other party receives the corresponding payment due to it.

                  (ii) If by reason of the time difference between the cities in which payments are to be made, it is not possible for simultaneous payments to be made on any date on which both parties are required to make payments hereunder, either party may at its option and in its sole discretion notify the other party that payments on that date are to be made in escrow. In this case deposit of the payment due earlier on that day shall be made by 2:00 P.M. (local time at the place for the earlier payment) on that date with an escrow agent selected by the party giving the notice, accompanied by irrevocable payment instructions (A) to release the deposited payment to the intended recipient upon receipt by the escrow agent of the required deposit of the corresponding payment from the other party on the same date accompanied by irrevocable payment instructions to the same effect or (B) if the required deposit of the corresponding payment is not made on that same date, to return the payment deposited to the party that paid it into escrow. The party that elects to have payments made in escrow shall pay the costs of the escrow arrangements and shall cause those arrangements to provide that the intended recipient of the payment due to be deposited first shall be entitled to interest on that deposited payment for each day in the period of its deposit at the rate offered by the escrow agent for that day for overnight deposits in the relevant currency in the office where it holds the deposited payment (at 11:00 A.M. local time on that day) if that payment is not released by 5:00 P.M. local time on the date it is deposited for any reason other than the intended recipient's failure to make the escrow deposit it is required to make hereunder in a timely fashion.

(g) Set-off. Section 6 of this Agreement is hereby amended by adding the following Subsection (f) at the end thereof:

                  "(f) Set-Off. (i) In addition to any rights of set-off, combination of accounts, lien or other similar rights to which a party hereto is at any time otherwise entitled (whether by operation of law, contract or otherwise), upon the occurrence of (a) an Event of Default (in which case the Defaulting Party will be referred to herein as "X"), (b) a Credit Event Upon Merger or an Illegality (in which case the Affected Party will be referred to herein as "X") or (c) an Additional Termination Event (in which case the party with respect to which the Additional Termination Event has occurred, or been deemed to have occurred, will be referred to herein as "X"), the party hereto that is not X (such party being referred to herein as "Y") shall have the right (but not the obligation), without prior notice to X or any other person, to set-off any obligation of X owing to Y (and, if Y elects, any Affiliates of Y) (whether or not arising under the Agreement, whether or not matured, whether or not contingent and regardless of the currency, place of payment or booking office of the obligation). The parties agree and acknowledge that the obligations referred to by this provision shall be deemed satisfied and discharged to the extent they are so set-off. Y will give notice to X of any set-off effected pursuant to this
                  Section 6(f) promptly after such set-off has been effected.

                  (ii) In order to set-off obligations that are denominated in different currencies, Y may convert any obligation denominated in one currency (the "Original Currency") to another currency (the "Set-off Currency") at the market rate, determined by Y in good faith, at which Y would be able, acting in a commercially reasonable manner, to purchase the Set-off Currency for the relevant amount of the Original Currency.

                  (iii) If an obligation is unascertained, Y may in good faith estimate that obligation and set-off in respect of such estimate, subject to the relevant party accounting to the other when such obligation is ascertained.

                  (iv) Nothing in this Section 6(f) will be deemed to create a charge or other security interest."

(h) Waiver of Jury Trial. Each party irrevocably waives any and all right to trial by jury in any legal proceeding in connection with this Agreement.


(i) Multibranch Party. Without limiting the generality of Section 10, each Multibranch Party represents to the other party and agrees that the obligations of such Multibranch Party are unconditional, irrespective of the validity or enforceability of this Agreement against any of its Offices, whether or not such Office has undergone a change in its status, function, control or ownership.

(j) Incorporation of EMU Protocol. Party A and Party B agree that the definitions and provisions contained in Annexes 1 to 5, inclusive, and
         Section 6 of the EMU Protocol, as published by the ISDA on May 6, 1998, are incorporated into and apply to this Agreement. References in those definitions and provisions to an "ISDA Master Agreement" will be deemed to be references to this Agreement.

IN WITNESS WHEREOF, the parties have executed and delivered this document as of the date specified on the first page of this document.

BEAR STEARNS BANK PLC                             PENN-AMERICA GROUP INC.




By:   ___________________________________       By:  ___________________________
           Name:                                             Name:
           Title:                                            Title:

                                                                       EXHIBIT 1
                                                                       ---------

                                    GUARANTY
                                    --------

GUARANTY. dated as of December 16, 2OO2 by THE BEAR STEARNS COMPANIES INC., A Delaware corporation (the "Guarantor"), in favor of PENN-ANIERICA GROUP INC., a corporation organized under the laws of Pennsylvania (the "Beneficiary").

(a)  Guaranty.

     (i) To induce the Beneficiary to enter into an ISDA Master Agreement as of even date herewith and one or more Transactions as of various dates (together, the "Agreement"; terms capitalized but not otherwise defined herein being used herein as therein defined) with BEAR STEARNS BANK PLC ("Bear Stearns"), subject to the terms and conditions set forth herein, the Guarantor irrevocably and unconditionally guarantees to the Beneficiary, its successors and permitted assigns, the prompt payment by Bear Stearns on demand, of any amount due and payable to the Beneficiary under the Agreement, subject to any applicable grace period thereunder (the "Obligations').

     (ii) The Guarantor hereby waives acceptance of this Guaranty, diligence, promptness, presentment, demand on Bear Stearns for payment, protest of nonpayment and all notices of any kind. In addition, the
          Guarantor's obligations hereunder shall not be affected by the existence, validity, enforceability, perfection, or extent of any collateral therefor. The Beneficiary shall not be obligated to proceed against Bear Stearns before claiming under the Guaranty nor to file any claim relating to the Obligations in the event that Bear Stearns becomes subject to a bankruptcy, reorganization or similar proceeding, and the failure of the Beneficiary so to file shall not affect the Guarantor's obligations hereunder. The Guarantor agrees that its obligations under this Guaranty constitute a guaranty of payment and not of collection.

(b) Consents, Waivers and Renewals. The Guarantor agrees that the Beneficiary, may at any time and from time to time, either before or after the maturity thereof, without notice to or further consent of the Guarantor, extend the time of payment of, exchange or surrender any collateral for, or renew any of the Obligations, and may also make any agreement with Bear Stearns or with any other party to or person liable on any of the Obligations, or interested therein, for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in party, or for any modification of the terms thereof or of any agreement between the Beneficiary and Bear Stearns or any such other party or person, without in any way impairing or affecting this Guaranty. The Guarantor agrees that the Beneficiary may resort to the Guarantor for payment of any of the Obligations, whether or not the Beneficiary shall have resorted to any collateral security, or shall have proceeded against any other obligor principally or secondarily obligated with respect to any of the Obligations.

(c) Expenses. The Guarantor agrees to pay on demand all out-of-pocket expenses (including without limitation the reasonable fees and disbursements of Beneficiary's counsel) incurred in the enforcement or protection of the rights of the Beneficiary hereunder; provided that the Guarantor shall not be liable for any expenses of the Beneficiary if not payment under this Guaranty is due.

(d) Subrogation. The Guarantor will not exercise any rights which it may acquire by way of subrogation until all Obligations to the Beneficiary shall have been paid in full. If any amount shall he paid to the Guarantor in violation of the preceding sentence, such amount shall be held for the benefit of the Beneficiary and shall forthwith be paid to the Beneficiary to be credited and applied to the Obligations, whether matured or unmatured. Subject to the foregoing, upon payment of all the Obligations, the Guarantor shall be subrogated to the rights of the Beneficiary against


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                                                        PENN-AMERICA GROUP, INC.

                                                                     Page 2 of 2

     Bear Stearns and the Beneficiary agrees to take at the Guarantor's expense such steps as the Guarantor may reasonably request to implement such subrogation.

(e) Cumulative Rights. No failure on the party of the Beneficiary to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Beneficiary of any right, remedy or power hereunder preclude any other or future exercise of any right, remedy or power. Each and every right, remedy and power hereby granted to the Beneficiary or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Beneficiary from time to time.

(f)  Representations and Warranties.

     (i) The Guarantor is a corporation duly existing under the laws of the State of Delaware.

     (ii) The execution, delivery and performance oft his Guaranty have been duly authorized by all necessary corporate action and do not conflict with any provision of law or any regulation or of the Guarantor's charter or by-laws or of any agreement binding upon it.

     (iii)No consent, approvals and authorizations of and registrations with or declarations to any governmental authority are required in connection with the execution, delivery and performance of this Guaranty.

     (iv) This Guaranty constitutes the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

(g) Continuing Guaranty. The Guaranty shall remain in full force and effect and he binding upon the Guarantor and its successors and permitted assigns, and inure to the benefit of the Beneficiary and its successors and permitted assigns, until all of the Obligations have been satisfied in full. In the event that any payment by Bear Stearns in respect of any Obligations is rescinded or must otherwise be returned for any reason whatsoever, the Guarantor shall remain liable hereunder in respect of such Obligations as if such payment had not been made.

(h) Notices. All notices in connection with this Guaranty shall he deemed effective, if in writing and delivered in person or by courier, on the date delivered to the following address (or such other address which the Guarantor shall notify the Beneficiary of in writing):

                  THE BEAR STEARNS COMPANIES INC.
                  383 Madison Park Avenue
                  New York, NY 10179

                  Attention: Derivatives Department, 35th  Floor
                  With a copy to: Legal Department, 10d  Floor

(i) Governing Law. The Guaranty shall be governed by, and construed in accordance with, the laws of the State of New York, without reference to choice of law doctrine.

IN WITNESS WHEREOF, this Guaranty has been duly executed and delivered by the Guarantor to the Beneficiary as of the date first above written.

THE BEAR STEARNS COMPANIES INC.

By:
Name:
Title: